LoCorr Spectrum Income Fund
Schedule of Investments
September 30, 2019 (Unaudited)
		Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 8.14%
Ares Capital Corp.		81,233	$1,513,777
BlackRock TCP Capital Corp.		51,024	691,630
Hercules Capital, Inc.		113,528	1,517,869
Newtek Business Services Corp.		96,249	2,173,303
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $5,486,211)			5,896,579

CLOSED-END INVESTMENT COMPANIES: 5.93%
Aberdeen Asia-Pacific Income Fund, Inc. (c)		195,748	820,184
AllianceBernstein Global High Income Fund, Inc.		60,622	726,858
Invesco Trust for Investment Grade Municipals		6,902	88,829
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.		122,954	810,267
Nuveen Global High Income Fund		46,737	727,228
Nuveen Quality Municipal Income Fund		29,016	416,670
Western Asset Emerging Markets Debt Fund, Inc.		50,903	707,042
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $4,171,030)			4,297,078

COMMON STOCKS: 27.00%
Advertising: 0.93%
National CineMedia, Inc.		82,353	675,294

Commercial Services: 1.12%
Macquarie Infrastructure Corp.		20,492	808,819

Electric: 1.37%
Atlantica Yield PLC (a)		41,076	989,521

Energy - Alternate Sources: 4.27%
NextEra Energy Partners LP		30,827	1,628,899
Pattern Energy Group, Inc.		54,377	1,464,372
			3,093,271
Insurance: 1.19%
AMERISAFE, Inc.		12,996	859,165

Lodging: 1.01%
Las Vegas Sands Corp.		12,693	733,148

Oil & Gas: 7.36%
BP PLC - ADR (a)		34,219	1,299,980
Chevron Corp.		6,000	711,600
CVR Energy, Inc.		32,368	1,425,163
Royal Dutch Shell PLC - ADR (a)		11,484	675,833
Viper Energy Partners LP		43,950	1,216,097
			5,328,673
Pipelines: 2.30%
EnLink Midstream LLC		45,434	386,189
Williams Cos. Inc.		53,084	1,277,201
			1,663,390
Retail: 0.86%
Cracker Barrel Old Country Store, Inc.		3,838	624,251

Transportation: 4.65%
GasLog Partners LP (a)		54,823	1,040,541
Golar LNG Partners LP (a)		63,200	605,456
Hoegh LNG Partners LP (a)		62,764	970,331
Ship Finance International Ltd. (a)		53,570	752,123
			3,368,451
Trucking & Leasing: 1.94%
Fortress Transportation & Infrastructure Investors LLC		92,886	1,407,223
TOTAL COMMON STOCKS (Cost $19,451,807)			19,551,206

MASTER LIMITED PARTNERSHIPS: 23.17%		Units
Coal: 1.00%
Alliance Resource Partners LP		45,514	728,679

Energy - Alternate Sources: 1.04%
Enviva Partners LP		23,603	754,116

Entertainment: 1.10%
Cedar Fair LP		13,715	800,407

Gas: 2.22%
Global Partners LP		81,959	1,607,216

Oil & Gas: 1.29%
Sunoco LP		29,717	934,600

Oil & Gas Services: 2.30%
CrossAmerica Partners LP		48,545	828,178
USA Compression Partners LP		48,414	836,110
			1,664,288
Pipelines: 11.35%
Crestwood Equity Partners LP		70,011	2,556,102
Delek Logistics Partners LP		28,311	885,851
Energy Transfer LP		99,151	1,296,895
Enterprise Products Partners LP		25,242	721,417
Hess Midstream Partners LP		33,882	652,567
MPLX LP		34,629	969,958
NGL Energy Partners LP		81,964	1,140,119
			8,222,909
Private Equity: 1.87%
Icahn Enterprises LP		21,055	1,351,731

Transportation: 1.00%
Capital Product Partners LP (a)			722,229
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $13,177,706)			16,786,175

PREFERRED STOCKS: 2.53%		Shares
Pipelines: 1.27%
Crestwood Equity Partners LP, 9.250%		99,680	920,545

Transportation: 1.26%
Hoegh LNG Partners LP, Series A, 8.750% (a)		33,770	913,816
TOTAL PREFERRED STOCKS (Cost $1,694,415)			1,834,361

PUBLICLY TRADED PARTNERSHIPS: 3.26%		Units
Blackstone Group, Inc.		38	1,856
Brookfield Renewable Partners LP (a)		20,563	835,269
Carlyle Group LP		34,225	874,791
Moelis & Co.		19,777	649,674
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $2,065,319)			2,361,590

PURCHASED OPTIONS: 0.33%	Notional Amount	Number of Contracts (b)
Put Options: 0.33%
iShares Russell 2000 ETF
Expiration: October 2019, Exercise Price $147.00	$27,241,200	1,800	201,600
Expiration: October 2019, Exercise Price $152.00	2,270,100	150	37,500
TOTAL PURCHASED OPTIONS (Cost $797,223)			239,100

REAL ESTATE INVESTMENT TRUSTS: 23.41%		Shares
AGNC Investment Corp.		90,159	1,450,658
Annaly Capital Management, Inc.		163,983	1,443,050
Apollo Commercial Real Estate Finance, Inc.		109,845	2,105,729
CoreSite Realty Corp.		7,211	878,660
EPR Properties		9,128	701,578
Gaming and Leisure Properties, Inc.		19,760	755,622
Global Net Lease, Inc.		78,124	1,523,418
Invesco Mortgage Capital, Inc.		90,804	1,390,209
Iron Mountain, Inc.		22,389	725,180
MFA Financial, Inc.		91,782	675,516
New York Mortgage Trust, Inc.		228,799	1,393,386
Sabra Health Care REIT, Inc.		40,507	930,041
Two Harbors Investment Corp.		104,691	1,374,593
Welltower, Inc.		9,743	883,203
Weyerhaeuser Co.		26,434	732,222
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $17,195,515)			16,963,065

SHORT TERM INVESTMENT: 3.92%
MONEY MARKET FUND: 3.92%
STIT-Government & Agency Portfolio, Institutional Class, 1.83% (c)		2,842,603	2,842,603
TOTAL MONEY MARKET FUND (Cost $2,842,603)			2,842,603
TOTAL SHORT TERM INVESTMENT (Cost $2,842,603)			2,842,603

TOTAL INVESTMENTS (Cost $66,881,829): 97.69%			70,771,757
Other Assets in Excess of Liabilities: 2.31% (d)			1,673,781
TOTAL NET ASSETS: 100.00%			$72,445,538

(a)	Foreign issued security.
(b)	Each contract is equivalent to 100 shares of common stock.
(c)	The rate quoted is the annualized seven-day effective yield as of September 30, 2019.
(d)	Includes assets pledged as collateral for derivative instruments.

ADR	American Depositary Reciept
PLC	Public Limited Company

LoCorr Spectrum Income Fund
Schedule of Written Options
September 30, 2019 (Unaudited)

	Notional Amount	Number of Contracts (a)	Value
WRITTEN OPTIONS: 0.01%
Call Options: 0.01%
Las Vegas Sands Corp. Expiration: October 2019, Exercise Price: $62.50	$727,776	(126)	$(2,646)
NextEra Energy Partners LP Expiration: October 2019, Exercise Price: $55.00	792,600	(150)	(6,750)
Viper Energy Partners LP Expiration: October 2019, Exercise Price: $33.00	879,906	(318)	–
Welltower, Inc. Expiration: October 2019, Exercise Price: $95.00	879,305	(97)	(485)
TOTAL WRITTEN OPTIONS (Premiums received $32,277)			$(9,881)

Percentages are stated as a percent of net assets.

(a)	Each contract is equivalent to 100 shares of common stock.

NOTES

Investment Valuation
Fair Value Measurement Summary
September 30, 2019 (Unaudited)

The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund (individually a ''Fund'' and collectively the ''Funds'') follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

American Depositary Receipts
The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities
Equity securities, including common stocks, preferred stocks, securities convertible into common stocks, such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies and royalty trusts, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. Master limited partnerships are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds
The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities
Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers, and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies
With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their net asset value. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Financial Derivative Instruments
Financial derivative instruments, such as forward currency contracts, futures contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price, and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fair Value Pricing
If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

●
securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●
securities for which, in the opinion of the Adviser/relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument, based upon factors that may include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securitiesmarkets or regulators, such as the suspension or limitation of trading;

●	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●
securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●
For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the da  y.

Performing Fair Value Pricing
The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accord with this principle may, for example, be based on:

●	a multiple of earnings;

●	a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or

●	yield to maturity with respect to debt issues, or a combination of these and other methods.

Fair value determinations are not based on what the Adviser believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Adviser. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Some of the general factors that the Adviser considers in determining a valuation method for an individual issue of securities include, but shall not be limited to:

●	the fundamental analytical data relating to the investment;
●	the nature and duration of restrictions (if any) on disposition of the securities;
●	evaluation of the forces that influence the market in which these securities are purchased or sold;
●	changes in interest rates;
●	government (domestic or foreign) actions or pronouncements; and
●	other news events.

With respect to securities traded on foreign markets, the Adviser considers the value of foreign securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBS.

Among the more specific factors that the Funds’ Adviser considers (if applicable) in determining a valuation method for an individual issue of securities are:

●	type of security;
●	financial statements of the issuer;
●	cost at date of purchase;
●	size of holding;
●	discount from market value of unrestricted securities of the same class at time of purchase;
●	special reports prepared by analysts;
●	information as to any transactions or offers with respect to the security;
●	existence of merger proposals or tender offers affecting the securities;
●	price and extent of public trading in similar securities of the issuer or comparable companies; and
●	other relevant matters.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Fund might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

The following table summarizes LoCorr Spectrum Income Fund’s investments as of September 30, 2019:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$5,896,579	$-	$-	$5,896,579
Closed-End Investment Companies	4,297,078	-	-	4,297,078
Common Stocks	19,551,206	-	-	19,551,206
Master Limited Partnerships	16,786,175	-	-	16,786,175
Preferred Stocks	913,816	920,545	-	1,834,361
Publicly Traded Partnerships	2,361,590	-	-	2,361,590
Purchased Put Options	239,100	-	-	239,100
Real Estate Investment Trusts	16,963,065	-	-	16,963,065
Short Term Investment	2,842,603	-	-	2,842,603
Total Investments	$69,851,212	$920,545	$-	$70,771,757

Written Options
Written Call Options	$(9,881)	$-	$-	$(9,881)
Total Written Options	$(9,881)	$-	$-	$(9,881)

See the Fund’s schedule of investments for detail by industry classification.

The LoCorr Spectrum Income Fund did not hold any Level 3 assets during the period.